EXHIBIT 4.4



                       RECKSON OPERATING PARTNERSHIP, L.P.

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY


                                RIGHTS AGREEMENT





                          Dated as of October 13, 2000

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

Section 1.   Certain Definitions..................................................................................1

Section 2.   Appointment of Rights Agent..........................................................................5

Section 3.   Issuance of Right Certificates.......................................................................5

Section 4.   Form of Right Certificate............................................................................6

Section 5.   Countersignature and Registration....................................................................7

Section 6.   Transfer, Split-Up, Combination and Exchange of Right Certificates;
             Mutilated, Destroyed, Lost or Stolen Right Certificate...............................................8

Section 7.   Exercise of Rights; Purchase Price; Expiration Date of Rights........................................9

Section 8.   Cancellation and Destruction of Right Certificates..................................................11

Section 9.   Reservation and Availability of Preferred Units.....................................................11

Section 10.  Preferred Units Record Date.........................................................................12

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.........................13

Section 12.  Certificate of Adjusted Purchase Price or Number of Securities......................................20

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power................................20

Section 14.  Fractional Rights and Fractional Units..............................................................25

Section 15.  Rights of Action....................................................................................26

Section 16.  Agreement of Right Holders..........................................................................27

Section 17.  Right Certificate Holder Not Deemed a Unitholder....................................................27

Section 18.  Concerning the Rights Agent.........................................................................28

Section 19.  Merger or Consolidation or Change of Name of Rights Agent...........................................29

Section 20.  Duties of Rights Agent..............................................................................29

Section 21.  Change of Rights Agent..............................................................................32

Section 22.  Issuance of New Right Certificates..................................................................33

Section 23.  Redemption and Termination..........................................................................33

Section 24.  Exchange............................................................................................34

Section 25.  Notice of Certain Events............................................................................35

Section 26.  Notices.............................................................................................36

Section 27.  Supplements and Amendments..........................................................................37

Section 28.  Determination and Actions by the General Partner....................................................38

Section 29.  Successors..........................................................................................38

Section 30.  Benefits of this Agreement..........................................................................38

Section 31.  Severability........................................................................................39

Section 32.  Governing Law.......................................................................................39

Section 33.  Counterparts........................................................................................39

Section 34.  Descriptive Headings................................................................................39

Exhibit A - Form of Supplement to the Amended and Restated Agreement of
             Limited Partnership

Exhibit B - Form of Right Certificate

Defined Term Cross Reference Sheet

Term                                                            Location
---------------------------------                       ------------------------
Acquiring Person                                        Section 1(a)
Act                                                     Section 1(b)
Adjustment Units                                        Section 11(a)(ii)
Adjusted Number of Units                                Section 11(a)(iii)
Adjusted Purchase Price                                 Section 11(a)(iii)
Affiliate                                               Section 1(c)
Agreement                                               Preface
Associate                                               Section 1(c)
Beneficial Owner                                        Section 1(d)
Beneficially Own                                        Section 1(d)
Business Day                                            Section 1(e)
Close of Business                                       Section 1(f)
Common Shares                                           Section 1(g)
Corporation                                             Section 1(h)
current per unit market price                           Section 11(d)(i)
Distribution Date                                       Section 3(a)
Documents                                               Section 18
equivalent preferred units                              Section 11(b)
Excess Shares                                           Section 1(j)
Exchange Act                                            Section 1(c)
Exchange Ratio                                          Section 24(a)
Final Expiration Date                                   Section 7(a)
First Issuance                                          Exhibit A, Page A5
General Partner                                         Section 1(l)
Interested Stockholder                                  Section 1(m)
Liquidation                                             Exhibit A, Page A6
Nasdaq                                                  Section 11(d)(i)
Ownership                                               Section 1(n)
Partnership                                             Preface
Partnership Agreement                                   Section 1(o)
Partnership Principal Party                             Section 13(c)
Partnership Rights Agreement                            Exhibit A Recitals
Partnership Section 13 Event                            Section 13(a)(2)
Partnership Unit                                        Section 1(p)
Permitted Offer                                         Section 1(q)
Person                                                  Section 1(r)
Preferred Units                                         Section 1(s)
Principal Party                                         Section 13(b)
Proration Factor                                        Section 11(a)(iii)
Purchase Price                                          Section 4(a)

Quarterly Distribution Payment Date                     Exhibit A, Page A5
Record Date                                             Preface
Redemption Date                                         Section 7(a)
Redemption Price                                        Section 23(a)(i)
Right                                                   Preface
Right Certificate                                       Section 3(a)
Rights Agent                                            Preface
Section 11(a)(ii) Event                                 Section 11(a)(ii)
Section 13 Event                                        Section 13(a)
Security                                                Section 11(d)(i)
Series F Preferred Units                                Exhibit A, Page A2
Shares Acquisition Date                                 Section 1(w)
Subsidiary                                              Section 1(x)
then outstanding                                        Section 1(d)(iii)
Trading Day                                             Section 11(d)(i)
Triggering Event                                        Section 11(a)(ii), 13(a)
unit equivalent                                         Section 11(a)(iii)
voting securities                                       Section 13(a)

                                RIGHTS AGREEMENT

         RIGHTS AGREEMENT, dated as of October 13, 2000 (this "Agreement"), between Reckson Operating Partnership, L.P., a limited partnership organized under the laws of Delaware (the "Partnership"), and American Stock Transfer & Trust Company (the "Rights Agent").

         The General Partner (as hereinafter defined) of the Partnership has authorized and declared a distribution of one preferred unit purchase right (a "Right") for each Partnership Unit (as hereinafter defined) of the Partnership outstanding at the Close of Business on October 27, 2000 (the "Record Date"), each Right representing the right to purchase one one-thousandth of a Preferred Unit (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Partnership Unit that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Partnership Units that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date in accordance with the provisions of Section 22 of this Agreement.

         Accordingly, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions.

         For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the then outstanding Common Shares (other than as a result of a Permitted Offer (as hereinafter defined)) or was such a Beneficial Owner at any time after the date hereof, whether or not such person continues to be the Beneficial Owner of 15% or more of the then outstanding Common Shares. Notwithstanding the foregoing, (A) the term "Acquiring Person" shall not include
(i) the Corporation, (ii) any Subsidiary of the Corporation, (iii) any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, (iv) any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such plan, or (v) any Person, who or which together with all Affiliates and Associates of such Person becomes the Beneficial Owner of 15% or more of the then outstanding Common Shares as a result of the acquisition of Common Shares directly from the Corporation and (B) no Person shall be deemed to be an "Acquiring Person" either (X) as a result of the acquisition of Common Shares by the Corporation which, by reducing the number of Common Shares outstanding, increases the proportional number of shares beneficially owned by such Person together with all Affiliates and Associates of such Person; except that if (i) a Person would become an

Acquiring Person (but for the operation of this subclause X) as a result of the acquisition of Common Shares by the Corporation, and (ii) after such share acquisition by the Corporation, such Person, or an Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Shares, then such Person shall be deemed an Acquiring Person, or (Y) if such Person became an Acquiring Person inadvertently, (i) promptly after such Person discovers that such Person would otherwise have become an Acquiring Person (but for the operation of this subclause Y), such Person notifies the Board of Directors of the Corporation that such Person did so inadvertently and (ii) within 2 days after such notification, such Person is the Beneficial Owner of less than 15% of the outstanding Common Shares.

         (b) "Act" shall mean the Securities Act of 1933, as amended and as in effect on the date of this Agreement.

         (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement (the "Exchange Act").

         (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own" any securities:

             (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

             (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

             (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such

Person's Affiliates or Associates) has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) relating to the acquisition, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B)) or disposing of any securities of the Corporation.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Corporation, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

         (e) "Business Day" shall mean any day other than a Saturday, Sunday or U.S. federal holiday.

         (f) "Close of Business" on any given date shall mean 5:00 P.M., New York City, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City, New York time, on the next succeeding Business Day.

         (g) "Common Shares" when used with reference to the Corporation shall mean the shares of class A common stock, par value $.01 per share, of the Corporation or, in the event of a subdivision, combination or consolidation with respect to such shares of common stock, the shares of common stock resulting from such subdivision, combination or consolidation. "Common Shares" when used with reference to any Person other than the Corporation shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

         (h) "Corporation" means Reckson Associates Realty Corp., a Maryland corporation.

         (i) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

         (j) "Excess Shares" means shares of "Excess Stock" as defined in the Corporation's Articles of Incorporation or "Class B Excess Common" as defined in the articles supplementary establishing the rights and preferences of the Corporation's class B common stock, par value $.01 per share.

         (k) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

         (l) "General Partner" means Reckson Associates Realty Corp., a Maryland corporation, in its capacity as the general partner of the Partnership, or any person who becomes an additional or successor general partner of the Partnership.

         (m) "Interested Stockholder" shall mean any Acquiring Person or any Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Affiliate or Associate.

         (n) "Ownership" means ownership of rights or capital stock of the Corporation by a Person who is or would be treated as an owner of such rights or capital stock directly or constructively through the application of (a) section 544 of the Internal Revenue Code as modified by section 856(h) of the Internal Revenue Code or (b) section 318 of the Internal Revenue Code as modified by section 856(d)(5) of the Internal Revenue Code. "Owner", "Own" and "Owned" shall have correlative meanings.

         (o) "Partnership Agreement" means the Agreement of Limited Partnership of Reckson Operating Partnership, L.P., dated June 2, 1995, as amended and restated and all supplements thereto.

         (p) "Partnership Unit" means a Class A Common Partnership Unit of the Partnership.

         (q) "Permitted Offer" shall mean a tender or exchange offer which is for all outstanding Common Shares at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Directors of the Corporation who are not officers of the Corporation and who are not Acquiring Persons or Persons who would become Acquiring Persons as a result of the offer in question or Affiliates, Associates, nominees or representatives of any such Person, to be adequate (taking into account all factors that such Directors deem relevant including, without limitation, prices that could reasonably be achieved if the Corporation or its assets were sold on an orderly basis designed to realize maximum value) and otherwise in the best interests of the Corporation and its stockholders (other than the Person or any Affiliate or Associate thereof on whose behalf the offer is being made) taking into account all factors that such directors may deem relevant.

         (r) "Person" shall mean any individual, firm, partnership, corporation, limited liability company, trust, association, joint venture or other entity, and shall include any successor (by merger or otherwise) of such entity.

         (s) "Preferred Units" shall mean Series F Preferred Units of the Partnership.

         (t) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

         (u) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii) hereof.

         (v)  "Section 13 Event"  shall mean any event  described in clause (x),
(y) or (z) of Section 13(a) hereof.

         (w) "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to the Exchange Act) by the Corporation or an Acquiring Person that an Acquiring Person has become such; provided, that, if such Person is determined not to have become an Acquiring Person pursuant to
Section 1(a)(B)(Y) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

         (x) "Subsidiary" of any Person shall mean any corporation or other Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

         (y)  "Triggering  Event" shall mean any Section  11(a)(ii) Event or any
Section 13 Event.

         Section 2. Appointment of Rights Agent.

         The Partnership hereby appoints the Rights Agent to act as agent for the Partnership in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Partnership may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts and omissions of any such co-Rights Agent.

         Section 3. Issuance of Right Certificates.

         (a) Until the earlier of (i) the Shares Acquisition Date or (ii) the Close of Business on the tenth day (or such later date as may be determined by the General Partner) after the date of the commencement by any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation or any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation or any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such plan) to commence (which intention to commence remains in effect for five Business Days after such announcement), a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (including, in the case of both (i) and (ii), any such date which is after the date of this Agreement and prior to the issuance of the Rights), the earlier of such dates being herein referred to as the "Distribution Date," (x) the Rights will be attached to the Partnership Units registered in the names of the holders thereof and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of the underlying Partnership Units (including a transfer to the Partnership); provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. As soon as practicable after the Distribution Date, the Partnership will prepare and execute, the Rights Agent will countersign, and the Partnership will send or cause to be sent by first- class, postage-prepaid mail, to each record holder of Partnership Units as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Partnership, a Right Certificate, substantially in the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Partnership Unit so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         (b) With respect to Partnership Units outstanding as of the Record Date, until the Distribution Date, the Rights will be attached to such Partnership Units and the surrender for transfer of any Partnership Units outstanding on the Record Date, shall also constitute the transfer of the Rights associated with such Partnership Units. As a result of the execution of this Agreement, on October 13, 2000, each Partnership Unit outstanding on such date shall, subject to the terms and conditions of this Agreement, also represent one Right and shall, subject to the terms and conditions of this Agreement, represent the right to purchase one one-thousandth of a Preferred Unit.

         (c) In the event that the Partnership purchases or acquires any Partnership Units after the Record Date but prior to the Distribution Date, any Rights associated with such Partnership Units shall be deemed canceled and retired so that the Partnership shall not be entitled to exercise any Rights associated with the Partnership Units which are no longer outstanding.

         Section 4. Form of Right Certificate.

         (a) The Right Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Partnership may deem appropriate (which do not affect the duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 7,
Section 11 and Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Unit as shall be set forth therein at the price per one one-thousandth of a Preferred Unit set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

         (b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights which are null and void pursuant to Section 7(e) of this Agreement and any Right Certificate issued pursuant to Section 6 or
Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

                  "The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby are null and void."

         Provisions of Section 7(e) of this Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificate. The Partnership shall notify the Rights Agent to the extent that this Section 4(b) applies.

         Section 5. Countersignature and Registration.

         The Right Certificates shall be executed on behalf of the Partnership by the General Partner, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the General Partner who shall have signed any of the Right Certificates shall cease to be an officer of the General Partner before countersignature by the Rights Agent and issuance and delivery by the General Partner, such Rights Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the General Partner with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the General Partner; and any Right Certificate may be signed on behalf of the General Partner by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the General Partner to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

         Following the Distribution Date and receipt by the Rights Agent of a list of record holders of Rights, the Rights Agent will keep or cause to be kept, at its office set forth in Section 26 hereof or offices designated as the appropriate place for surrender of such Right Certificate or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the certificate number and the date of each of the Right Certificates.

          Section 6. Transfer,  Split-Up,  Combination  and  Exchange  of  Right
                     Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificate.

         Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Unit (or, following a Triggering Event, other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Partnership shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Partnership or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Partnership may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. If the Partnership requires the payment referred to in the immediately preceding sentence, then the Rights Agent shall not be required to process any transaction until it receives notice from the Partnership that the Partnership has received such payment.

         Upon receipt by the Partnership and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Partnership's request, reimbursement to the Partnership and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Partnership will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

         Section  7. Exercise  of  Rights;  Purchase  Price;  Expiration Date of
                     Rights.

         (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a Preferred Unit (or other securities, as the case may be) as to which such surrendered Rights are exercised, at or prior to the earliest of (i) the Close of Business on October 13, 2010 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"); (iii) the time at which the Rights are exchanged as provided in Section 24 hereof, or (iv) the consummation of a transaction contemplated by Section 13(d) hereof.

         (b) The Purchase Price for each one one-thousandth of a Preferred Unit pursuant to the exercise of a Right shall initially be $84.44, shall be subject to adjustment from time to time as provided in the next sentence and in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below. Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Partnership shall (i) declare or pay any distribution on the Partnership Units payable in Partnership Units or (ii) effect a subdivision, combination or consolidation of the Partnership Units (by reclassification or otherwise than by payment of distribution in Partnership Units) into a greater or lesser number of Partnership Units, then in any such case, each Partnership Unit outstanding following such subdivision, combination or consolidation shall continue to have one Right associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction the numerator of which shall be the total number of Partnership Units outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Partnership Units outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a distribution is made or paid or such a subdivision, combination or consolidation is effected.

         (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment of the Purchase Price for the Preferred Units (or other securities, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof by certified check, cashier's check or money order payable to the order of the Partnership, the Rights Agent shall thereupon promptly (i) (A) if the Partnership, in its sole discretion, shall have elected to deposit the Preferred Units issuable upon exercise of the Rights  hereunder into a depositary,  requisition  from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Unit as are to be purchased and the Partnership will direct the depositary agent to comply with such requests, (ii) when appropriate, requisition from the Partnership the amount of cash to be paid in lieu of issuance of fractional Units in accordance with Section 14 hereof, (iii) after receipt of such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Partnership is obligated to issue other securities (including Partnership Units) of the Partnership pursuant to Section 11(a) hereof, the Partnership will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

         In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return such Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Right Certificate no longer include the rights provided by Section 11(a)(ii) of this Agreement and if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii).

         (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14 hereof, or the Rights Agent shall place an appropriate notation on the Right Certificate with respect to those Rights exercised.

         (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the General Partner has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Partnership shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Partnership nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Partnership's failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

         (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Partnership shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have
(i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Partnership or the Rights Agent shall reasonably request.

         Section 8. Cancellation and Destruction of Right Certificates.

         All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Partnership or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Partnership shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Partnership otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Partnership, or shall, at the written request of the Partnership, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Partnership.

         Section 9. Reservation and Availability of Preferred Units.

         At all times prior to the occurrence of a Section 11(a)(ii) Event, the Partnership will cause to be reserved and kept available, the number of Preferred Units that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of a Section 11(a)(ii) Event, shall, to the extent reasonably practicable, so reserve and keep available a sufficient number of Common Units (and/or other securities) which may be required to permit the exercise in full of the Rights pursuant to this Agreement.

         The Partnership covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Units (or Partnership Units and/or other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of such units or other securities (subject to payment of the Purchase
Price), be duly and validly authorized and issued (and, to the extent applicable, fully paid and non-assessable) units or securities.

         The Partnership further covenants and agrees that it will pay when due and payable any and all U.S. federal and state taxes and charges (other than taxes and charges based on income) which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Units (or Partnership Units and/or other securities, as the case may be) upon the exercise of Rights. The Partnership shall not, however, be required to pay any tax or other charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Units (or Partnership Units and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or to deliver any certificates or depositary receipts for Preferred Units (or Partnership Units and/or other securities, as the case may be) upon the exercise of any Rights, until any such tax or other charge shall have been paid (any such tax or other charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Partnership's reasonable satisfaction that no such tax or other charge is due.

         Section 10. Preferred Units Record Date.

         Each Person in whose name any Preferred Units (or Partnership Units and/or other securities, as the case may be) are issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Units (or Partnership Units and/or other securities, as the case may be) represented thereby on the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes and other governmental charges) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Units (or Partnership Units and/or other securities, as the case may be) transfer books of the Partnership are closed, such person shall be deemed to have become the record holder of such units on the next succeeding Business Day on which the Preferred Units (or Partnership Units and/or other securities, as the case may be) transfer books of the Partnership are open.

         Section 11. Adjustment of Purchase Price,  Number and Kind of Shares or
                     Number of Rights.

         The Purchase Price, the number and kind of Units covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

         (a) (i) In the event the Partnership shall at any time after the date of this Agreement (A) declare a distribution on the Preferred Units payable in Preferred Units, (B) subdivide the outstanding Preferred Units, (C) combine the outstanding Preferred Units into a smaller number of Preferred Units or (D) issue any units in a reclassification of the Preferred Units (including any such reclassification in connection with a consolidation or merger in which the Partnership is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such distribution or of the effective date of such subdivision, combination or reclassification, and the number and kind of units issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of units which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Units transfer books of the Partnership were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this
Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii) In the  event  any  Person,  alone or  together  with its
Affiliates and Associates, shall become an Acquiring Person, then proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall, for a period of 60 days after the later of the occurrence of any such event or the effective date of an appropriate registration statement under the Act pursuant to Section 9 hereof, have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement, such number of Partnership Units (or, in the discretion of the General Partner, one one-thousandths of a Preferred Unit) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a Preferred Unit for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and dividing that product by (y) 50% of the then current per unit market price of the Partnership's Partnership Units (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of units being referred to as the "Adjustment Units"); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of
Section 13 hereof shall apply and no  adjustment  shall be made pursuant to this
Section 11(a)(ii);

                  (iii) In the event that there shall not be sufficient securities to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) and the Rights become so exercisable (and the General Partner has determined to make the Rights exercisable into fractions of a Preferred Unit), notwithstanding any other provision of this Agreement, to the extent necessary and permitted by applicable law, each Right shall thereafter represent the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, (x) a number of (or fractions of) Partnership Units (up to the maximum number of Partnership Units which may permissibly be issued) and (y) a number of (or fractions of) one one-thousandths of a Preferred Unit or a number of (or fractions of) other equity securities of the Partnership (or, in the discretion of the General Partner, debt) which the General Partner has determined to have the same aggregate current market value (determined pursuant to Section 11(d)(i) and (ii) hereof, to the extent applicable) as one Partnership Unit (such number of, or fractions of, Preferred Units, debt, or other equity securities or debt of the Partnership being referred to as a "unit equivalent") equal in the aggregate to the number of Adjustment Units; provided, however, if sufficient Partnership Units and/or unit equivalents are unavailable, then the Partnership shall, to the extent permitted by applicable law, take all such action as may be necessary to authorize additional Partnership Units or unit equivalents for issuance upon exercise of the Rights, including the calling of a meeting of or seeking the consent of unitholders, if applicable; and provided, further, that if the Partnership is unable to cause sufficient Partnership Units and/or unit equivalents to be available for issuance upon exercise in full of the Rights, then each Right shall thereafter represent the right to receive the Adjusted Number of Units upon exercise at the Adjusted Purchase Price (as such terms are hereinafter defined). As used herein, the term "Adjusted Number of Units" shall be equal to that number of (or fractions of) Partnership Units (and/or unit equivalents) equal to the product of (x) the number of Adjustment Units and (y) a fraction, the numerator of which is the number of Partnership Units (and/or equivalents) available for issuance upon exercise of the Rights and the denominator of which is the aggregate number of Adjustment Units otherwise issuable upon exercise in full of all Rights (assuming there were a sufficient number of Partnership Units available) (such fraction being referred to as the "Proration Factor"). The "Adjusted Purchase Price" shall mean the product of the Purchase Price and the Proration Factor. The General Partner may, but shall not be required to, establish procedures to allocate the right to receive Partnership Units and unit equivalents upon exercise of the Rights among holders of Rights.

         (b) In case the Partnership shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Units entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Units (or securities having the same rights, privileges and preferences as the Preferred Units ("equivalent preferred units")) or securities convertible into Preferred Units or equivalent preferred units at a price per Preferred Unit or equivalent preferred unit (or having a conversion price per unit, if a security convertible into Preferred Units or equivalent preferred units) less than the then current per unit market price of the Preferred Units (as determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Units outstanding on such record date plus the number of Preferred Units which the aggregate offering price of the total number of Preferred Units and/or equivalent preferred units so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per unit market price, and the denominator of which shall be the number of Preferred Units outstanding on such record date plus the number of additional Preferred Units and/or equivalent preferred units to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the General Partner, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Units owned by or held for the account of the Partnership shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) In case the Partnership shall fix a record date for the making of a distribution to all holders of the Preferred Units (including any such distribution made in connection with a consolidation or merger in which the Partnership is the continuing or surviving entity) of evidences of indebtedness or assets (other than a regular quarterly cash distribution or a distribution payable in Preferred Units) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per unit market price (as determined pursuant to Section 11(d) hereof) of the Preferred Units on such record date, less the fair market value (as determined in good faith by the General Partner, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Unit and the denominator of which shall be such current per unit market price of the Preferred Units. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (d) (i) For the purpose of any computation hereunder, the "current per unit market price" of any security (a "Security") that is publicly traded for the purpose of this Section 11(d)(i) on any date shall be deemed to be the average of the daily closing prices per unit of such Security for the thirty
(30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to and not including such date; provided, however, that in the event that the current per unit market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in units of such Security or securities convertible into such units, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after and not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per unit market price shall be appropriately adjusted to reflect the current market price per unit equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported on the Nasdaq Stock Market ("Nasdaq") or such other market or system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the General Partner. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the General Partner shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. Subject to Section 11(d)(ii), if any Security is not publicly traded, "current per unit market price" of such Security shall mean the fair market value per unit as determined in good faith by the General Partner, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

                  (ii) For the purpose of any computation hereunder, the "current per unit market price" of the Preferred Units if they are publicly traded shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Units are not publicly traded, the "current per unit market price" of the Preferred Units shall be conclusively deemed to be the current per unit market price of the Partnership Units as determined pursuant to
Section 11(d)(i) (appropriately adjusted to reflect any split, distribution or similar transaction occurring after the date hereof), multiplied by one thousand (1,000). If neither the Partnership Units nor the Preferred Units are publicly listed or traded, "current per unit market price" shall mean the fair market value per unit as determined in good faith by the General Partner, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

         (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a Preferred Unit or one one-thousandth of any other unit or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this
Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Final Expiration Date.

         (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any units of the Partnership other than Preferred Units, thereafter the number of other units so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Units contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Units shall apply on like terms to any such other units.

         (g) All Rights originally issued by the Partnership subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the Adjusted Purchase Price, the number of one one-thousandths of a Preferred Unit purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

         (h) Unless the Partnership shall have exercised its election so provided in Section 11(i) hereof, upon adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the Adjusted Purchase Price, that number of one one-thousandths of a Preferred Unit calculated to the nearest one one-thousandth of a Preferred Unit) obtained by (i) multiplying (A) the number of Preferred Units covered by a Right immediately prior to this adjustment of the Purchase Price by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Partnership may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a Preferred Unit purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Unit for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Partnership shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, a copy of which public announcement shall promptly be delivered to the Rights Agent. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Partnership shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Partnership, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Partnership, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Unit issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Unit which were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a Preferred Unit, Common Units or other securities issuable upon exercise of the Rights, the Partnership shall take any action which may, in the opinion of its counsel, be necessary in order that the Partnership may validly and legally issue such number of fully paid and non-assessable one one-thousandths of a Preferred Unit, Common Units or other securities at such adjusted Purchase Price.

         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Partnership may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Preferred Units, Partnership Units or other securities of the Partnership, if any, issuable upon such exercise over and above the Preferred Units, Partnership Units or other securities of the Partnership, if any, issuable upon exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Partnership shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional units or other securities, as the case may be, upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Partnership shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that (1) (i) any consolidation or subdivision of the Preferred Units, (ii) issuance wholly for cash of Preferred Units at less than the current market price, (iii) issuance wholly for cash of Preferred Units or securities which by their terms are convertible into or exchangeable for Preferred Units, (iv) unit distributions or (v) issuance of rights, options or warrants referred to in this
Section 11, hereafter made by the Partnership to holders of its Preferred Units shall not be taxable to holders of Preferred Units or (2) the Purchase Price is reduced to correspond to any similar reduction that may be effected pursuant to
Section 11 (m) of Rights Agreements, dated as of October 13, 2000, between the Corporation and American Stock Transfer & Trust Company.

         (n) The Partnership covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Partnership in a transaction which does not violate Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Partnership in a transaction which does not violate Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Partnership and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Partnership and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect or other actions taken, which would materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the security holders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The
Partnership shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Partnership and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11(n).

         (o) The Partnership covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

         (p) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13.

         Section 12. Certificate  of  Adjusted  Purchase   Price  or  Number  of
                     Securities.

         Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Partnership shall promptly (a) prepare a certificate setting forth such adjustment, and a brief reasonably detailed statement of the facts and computations accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Partnership Units and the Preferred Units a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

         Section 13. Consolidation,  Merger  or  Sale or  Transfer  of Assets or
                     Earning Power.

         (a) In the event that, on or following the Shares Acquisition Date, directly or indirectly, (x) the Corporation shall consolidate with, or merge with and into, any Interested Stockholder or, if in such merger or consolidation all holders of Common Shares are not treated alike, any other Person, (y) the Corporation shall consolidate with, or merge with, any Interested Stockholder or, if in such merger or consolidation all holders of Common Shares are not treated alike, any other Person, and the Corporation shall be the continuing or surviving corporation of such consolidation or merger (other than, in a case of any transaction described in (x) or (y), a merger or consolidation which would result in all of the securities generally entitled to vote in the election of directors ("voting securities") of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Corporation shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to any Interested Stockholder or Stockholders or, if in such transaction all holders of Common Shares are not treated alike, any other Person (other than the Corporation or any Subsidiary of the Corporation in one or more transactions each of which does not violate
Section  11(o)  hereof),  then,  and in each such case  (except as  provided  in
Section 13(d) hereof), proper provision shall be made so that

         (1) if in connection with such Section 13 Event there does not also occur substantially concurrently a Partnership Section 13 Event (as defined below) or to the extent that a holder of a Right does not elect to be governed by subparagraph (2) of this Section 13(a), (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement and in lieu of Preferred Units, such number of Common Shares of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Unit for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Partnership pursuant to this Agreement; (iii) the term "Partnership" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to such number of freely tradable shares of Common Shares thereafter deliverable upon the exercise of the Rights; or

         (2) if in connection with such Section 13 Event there also occurs substantially concurrently with respect to the Partnership a merger, consolidation, sale or transfer of the type described in clauses (x), (y) or (z) of this Section 13(a) (a "Partnership Section 13 Event") and the holder of a Right at the time of exercise of such Right elects to be governed by this subparagraph (2), (i) each electing holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this

                  Agreement and in lieu of Preferred Units, such number of common securities of the Partnership Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims as shall have the right (x) to convert into, (y) be exchanged for, or (z) be redeemed for cash in an amount equal the current market value at the time of redemption of, in each case, a number of Common Shares of the Principal Party equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Unit for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) and dividing that product by (B) 50% of the then current per unit market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such Partnership Section 13 Event (ii) such Partnership Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Partnership pursuant to this Agreement; (iii) the term "Partnership" shall thereafter be deemed to refer to such Partnership Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Partnership Principal Party following the first occurrence of a Partnership Section 13 Event; and
                  (iv) such Partnership Principal Party and such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of their relevant securities) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to such number of common units, common shares or other such common securities of the Partnership
                  Principal Party and Common Shares of the Principal Party thereafter deliverable upon the exercise of the Rights.

         (b) "Principal Party" shall mean

                  (i) in the case of any transaction  described in clause (x) or
(y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Common Shares of the Corporation are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation (including, if applicable, the Corporation or the Partnership, as the case may be, if it is the surviving entity); and (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any of the foregoing cases, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding twelve (12) month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

         (c) "Partnership Principal Party" shall mean, in the case of a Partnership Section 13 Event, the Person into or with which the Partnership merges or consolidates, or to whom the Partnership transfers 50% or more of its assets or earning power and that is the issuer of any securities which are convertible (directly or indirectly) into, exchangeable for, or redeemable for Common Shares of the Principal Party or cash based on the value of Common Shares of the Principal Party.

         (d) The Partnership shall not consummate any Partnership Section 13 Event unless the Principal Party and/or Partnership Principal Party shall have a sufficient number of its authorized shares of common stock, or other common securities, as the case may be which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this
Section 13 and unless prior thereto the Partnership and such Principal Party, or Partnership Principal Party, shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs
(a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in paragraph (a) of this Section 13, the Principal Party, or Partnership Principal Party, at its own expense shall:

                  (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

                  (ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

                  (iii) deliver to holders of the Rights historical financial statements for the Principal Party or Partnership Principal Party, as the case may be which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; provided, however, that the Principal Party and/or the Partnership Principal Party may be relieved of its obligations under the forgoing clauses (i) and (ii) if it receives the written waiver of holders of a majority of the Rights (excluding any Rights that are null and void pursuant to Section 7(e)).

         The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this
Section 13 shall be in addition to the rights to exercise Rights and adjustments under Section 11(a)(ii) and shall survive any exercise thereof.

         (e) The Partnership shall not consummate any Partnership Section 13 Event unless the Principal Party or Partnership Principal Party, as the case may be, shall provide to the holders of, or holders of Rights to purchase, common securities of the Partnership Principal Party that may be converted into or exchanged for Common Shares of the Principal Party, registration rights with respect to such Principal Party Common Shares that are substantially the same as any registration rights such holders have with respect to their Partnership Units or any securities into which such Partnership Units are convertible or exchangeable and to which such holders are entitled immediately prior to the relevant Section 13 Event.

         (f) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and
(y) of Section 13(a) or in a Partnership Section 13 Event if: (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to a Permitted Offer (or a wholly owned Subsidiary of any such Person or Persons); (ii) the price per Common Share offered in such transaction is not less than the price per Common Share paid to all holders of Common Shares whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration offered in such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this Section 13(f), all Rights hereunder shall expire.

         Section 14. Fractional Rights and Fractional Units.

         (a) The Partnership shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported on Nasdaq or such other market or system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the General Partner. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as fair value of the Rights on such date as determined in good faith by the General Partner.

         (b) The Partnership shall not be required to issue fractions of Preferred Units (other than fractions which are one one-thousandth or integral multiples of one one-thousandth of a Preferred Unit) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Units (other than fractions which are one one-thousandth or integral multiples of one one-thousandth of a Preferred Unit). Fractions of Preferred Units in integral multiples of one one-thousandth of a Preferred Unit may, at the election of the Partnership, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Partnership and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Units represented by such depositary receipts. In lieu of fractional Preferred Units that are not one one-thousandth or integral multiples of one one-thousandth of a Preferred Unit, the Partnership shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Unit. For the purposes of this Section 14(b), the current market value of a Preferred Unit shall be the closing price of a Preferred Unit (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

         (c) Following the occurrence of one of the transactions or events specified in Section 11 giving rise to the right to receive Partnership Units, unit equivalents (other than Preferred Units) or other securities upon the exercise of a Right, the Partnership shall not be required to issue fractions of such Partnership Units, unit equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractions of such Partnership Units, unit equivalents or other securities. In lieu of fractional units of such Partnership Units, unit equivalents or other securities, the Partnership may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a unit of such Partnership Units, unit equivalents or other securities. For purposes of this Section 14(c), the current market value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such unit equivalent is not traded, each such equivalent shall have the value of one one-thousandth of a Preferred Unit.

         (d) The  holder of a Right by the  acceptance  of the  Right  expressly waives his right to receive any fractional Rights or any fractional unit upon exercise of a Right (except as provided above). The Rights Agent shall not be deemed to have knowledge of, and shall have no duty in respect of, the issuance of fractional Rights or fractional units until it shall have received instructions from the Partnership concerning the issuance of the fractional
Rights or fractional units upon which instructions the Rights Agent may conclusively rely.

         Section 15. Rights of Action.

                  All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Partnership Units); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Partnership Units), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Partnership Units), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Partnership to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, of the Partnership Units) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

         Section 16. Agreement of Right Holders.

         Every holder of a Right, by accepting the same, consents and agrees with the Partnership and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Partnership Units;

         (b)  after  the   Distribution   Date,  the  Right   Certificates   are
transferable  only on the registry  books of the Rights

Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate form fully executed;

         (c) subject to Section 7(f) hereof, the Partnership and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Partnership Units) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Partnership Units made by anyone other than the Partnership or the Rights Agent) for all purposes whatsoever, and neither the Partnership nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

         (d) notwithstanding anything in this Agreement to the contrary, neither the Partnership nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Partnership must use its best efforts to have any such order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17. Right Certificate Holder Not Deemed a Unitholder.

         No holder, as such, of any Right Certificate shall be entitled to vote, receive distributions or be deemed for any purpose the holder of the Preferred Units or any other securities of the Partnership which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a unitholder of the Partnership or a stockholder of any other Person whose securities are purchasable pursuant to the Rights or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any partnership (if applicable) or corporate action, or to receive notice of meetings or other actions affecting unitholders or stockholders (except as provided in Section 25 hereof), or to receive distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18. Concerning the Rights Agent.

         The Partnership agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, execution, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Partnership also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including without limitation the costs and expenses of defending against any claim of liability in the premises. The indemnity provided for herein shall survive the expiration of the Rights and the termination of this Agreement.

         The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of, any action taken, suffered or omitted by it in connection with, its acceptance and administration of this Agreement in reliance upon any Right Certificate, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document (collectively, "Documents") believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of, and shall have no duty in respect of, any such Documents, until it receives notice or instructions in respect thereof. In no case will the Rights Agent be liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent.

         Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or all or substantially all of the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right

Certificates and in this Agreement. In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         Section 20. Duties of Rights Agent.

         The Rights Agent undertakes only those duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Partnership and the holders of Right Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Partnership), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the current market price of any Security) be proved or established by the Partnership prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer (or any co-Chief Executive Officer), the President, any Vice President, the Treasurer or the Secretary of the General Partner of the Partnership and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

         (d) The Rights Agent shall not be liable for, or by reason of any liability in respect of, the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature on such Right Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Partnership only.

         (e) The Rights Agent shall not be under any liability or responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Partnership of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(e) hereof) or any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Preferred Units or Partnership Units to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Units or Partnership Units will, when issued, be validly authorized and issued, fully paid and non-assessable.

         (f) The Partnership agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to only accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer (or any co-Chief Executive Officer), the President, any Vice President, the Treasurer or the Secretary of the General Partner and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith or lack of action in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Partnership may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable or responsible for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date the General Partner actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instruction from any one of the Chairman of the Board, the Chief Executive Officer (or any co-Chief Executive Officer), the President, any Vice President, the Treasurer or the Secretary of the General Partner in response to such application specifying the action to be taken, suffered or omitted.

         (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Partnership or become pecuniarily interested in any transaction in which the Partnership may be interested, or contract with or lend money to the Partnership or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Partnership or for any other Person or legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Partnership or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.

         (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

         (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been completed, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Partnership.

         Section 21. Change of Rights Agent.

         The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Partnership and to each transfer agent of the Partnership Units or Preferred Units by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Partnership may remove the Rights Agent or any successor Rights Agent upon sixty (60) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Partnership Units or Preferred Units by registered or certified mail, and to holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Partnership shall appoint a successor to the Rights Agent. If the Partnership shall fail to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Partnership), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Partnership or by such a court, shall be a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of New York), in good standing, having an office in the State of New York, and which is subject to supervision or examination by federal or state authority. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Partnership shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Partnership Units or Preferred Units, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Right Certificates.

         Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Partnership may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the General Partner to reflect any adjustment or change in the Purchase Price and the number or kind or class of units or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

         In addition, in connection with the issuance or sale of Partnership Units following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Partnership (a) shall with respect to Partnership Units so issued or sold pursuant to the exercise of options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Partnership, and (b) may, in any other case, if deemed necessary or appropriate by the General Partner, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Partnership shall not be obligated to issue any such Right Certificates if, and to the extent that, the Partnership shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Partnership or the Person to whom such Right Certificate would be issued, and (ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         Section 23. Redemption and Termination.

         (a) (i) The General Partner may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any unit split, unit distribution or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), at any time prior to the earlier of (x) the occurrence of a Section 11(a)(ii) Event or (y) the Final Expiration Date.

         (ii) In addition, the General Partner may, at its option, at any time following the occurrence of a Section 11(a)(ii) Event and the expiration of any period during which the holder of Rights may exercise the rights under Section 11(a)(ii) but prior to any Section 13 Event redeem all but not less than all of the then outstanding Rights at the Redemption Price (x) in connection with any merger, consolidation or sale or other transfer (in one transaction or in a series of related transactions) of assets or earning power aggregating 50% or more of the earning power of the Corporation and its subsidiaries (taken as a whole) in which all holders of Partnership Units are treated alike and not involving (other than as a holder of Partnership Units being treated like all other such holders) an Interested Stockholder or (y)(aa) if and for so long as the Acquiring Person is not thereafter the Beneficial Owner of 15% of the Common Shares, and (bb) at the time of redemption no other Persons are Acquiring Persons.

         (b) In the case of a redemption permitted under Section 23(a)(i), immediately upon the date for redemption determined by the General Partner ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. In the case of a redemption permitted only under
Section 23(a)(ii), the right to exercise the Rights will terminate and represent only the right to receive the Redemption Price upon the later of ten (10) Business Days following the giving of such notice or the expiration of any period during which the rights under Section 11(a)(ii) may be exercised. The Partnership shall promptly give public notice and notify the Rights Agent of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten
(10) days after such date for redemption of the Rights as determined by the General Partner, the Partnership shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Partnership Units. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Partnership nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase of Partnership Units prior to the Distribution Date.

         (c) The Partnership may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights in accordance with this Agreement and
(ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Partnership Units, and upon such action, all outstanding Rights and Right Certificates shall be null and void without any further action by the Partnership.

         Section 24. Exchange.

         (a) The General Partner may, at its option, at any time after the time that any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for Partnership Units of the Partnership at an exchange ratio of one Partnership Unit per Right, appropriately adjusted to reflect any unit split, unit distribution or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the General Partner shall not be empowered to effect such exchange at any time after any Person (other than the Partnership, any Subsidiary of the Partnership, any employee benefit plan of the Partnership or any such Subsidiary, any Person organized, appointed or established by the Partnership for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Partnership Units then outstanding.

         (b) Immediately upon the action of the General Partner ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of Partnership Units equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Partnership shall promptly give public notice and notify the Rights Agent of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Partnership promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Partnership Units for Rights will be effected and, in the event of any partial exchange, the number of Rights will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

         (c) In any exchange pursuant to this Section 24, the Partnership, at its option, may substitute Preferred Units (or equivalent preferred units, as such term is defined in Section 11(b) hereof) for some or all of the Partnership Units exchangeable for Rights, at the initial rate of one one-thousandth of a preferred unit (or equivalent preferred unit) for each Partnership Unit, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Units pursuant to the terms thereof, so that the fraction of a Preferred Unit delivered in lieu of each Partnership Unit shall have the same voting rights as one Partnership Unit.

         Section 25. Notice of Certain Events.

         (a) In case the Partnership shall propose (i) to pay any distribution payable in units of any class to the holders of its Preferred Units or to make any other distribution to the holders of its Preferred Units (other than a regularly quarterly cash distribution), (ii) to offer to the holders of its
Preferred Units rights or warrants to subscribe for or to purchase any additional Preferred Units or units of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Units (other than a reclassification involving only the subdivision of outstanding Preferred Units), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Partnership in a transaction which does not violate Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer) in one or more transactions, of 50% or more of the assets or earning power of the Partnership and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Partnership and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Partnership, then, in each such case, the Partnership shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action and file a certificate with the Rights Agent to that effect, which shall specify the record date for the purposes of such distribution, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Units, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
(i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the Preferred Units for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Units, whichever shall be the earlier.

         (b) In case of a Section 11(a)(ii) Event, then (i) the Partnership shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph (a) to Preferred Units shall be deemed thereafter to refer also to Partnership Units and/or, if appropriate, other securities of the Partnership.

         Section 26. Notices.

         Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Partnership shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Reckson Operating Partnership, L.P.
                  225 Broadhollow Road
                  Melville, New York  11747
                  Attention:  Jason Barnett

          Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Partnership or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Partnership) as follows:

                  American Stock Transfer & Trust Company
                  59 Maiden Lane
                  New York, New York  10038
                  Attention:  Paula Caroppoli

         Notices or demands authorized by this Agreement to be given or made by the Partnership or the Rights Agent to the holder of any Right Certificate or, if prior to the Distribution Date, to the holders of Partnership Units shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Partnership.

         Section 27. Supplements and Amendments.

Except as set forth in the penultimate sentence of this Section 27, prior to the Distribution Date, the Partnership may and the Rights Agent shall, if the Partnership so directs, supplement or amend any provision of this Agreement without the approval of an holders of Partnership Units. From and after the Distribution Date, the Partnership may and the Rights Agent shall, if the Partnership so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Partnership may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless any such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from the General Partner which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, and if requested by the Rights Agent an opinion of counsel, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights or obligations of the Rights Agent under Section 18 or Section 20 of this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Partnership Units.

         Section 28. Determination and Actions by the General Partner.

The General Partner shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the General Partner or the Partnership, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend the Agreement and whether any proposed amendment adversely affects the interests of the holders of Right Certificates). For all purposes of this Agreement, any calculation of the number of Common Shares or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or Partnership Units or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the General Partner in good faith (and the Rights Agent shall be able to assume that the General Partner acted in such good faith), shall (x) be final, conclusive and binding on the Partnership, the Rights Agent, the holders of the Right Certificates and all other

Persons, and (y) not subject the General Partner to any liability to the holders of the Right Certificates.

         Section 29. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Partnership or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 30. Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any person or other entity other than the Partnership, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Partnership Units) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Partnership, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Partnership Units).

         Section 31. Severability.

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 32. Governing Law.

        This Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; except that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         Section 33. Counterparts.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 34. Descriptive Headings.

         Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the date and year first above written.

                                        RECKSON OPERATING
                                        PARTNERSHIP, L.P.

         Attest:


                                        By: Reckson Associates Realty Corp., its
                                            general partner
                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                         AMERICAN STOCK
                                         TRANSFER & TRUST
                                         COMPANY

Attest:


By:_____________________________              By:_______________________________
Name: __________________________              Name: ____________________________
Title: ___________________________            Title: ___________________________

                                                                       Exhibit A

                     SUPPLEMENT TO THE AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF

                       RECKSON OPERATING PARTNERSHIP, L.P.

                                  ESTABLISHING

            SERIES F JUNIOR PARTICIPATING PREFERRED PARTNERSHIP UNITS

                                       OF


                          LIMITED PARTNERSHIP INTEREST

         In accordance with Sections 4.2 and 14.1 B(3) of the Amended and Restated Agreement of Limited Partnership, dated as of June 2, 1995, as amended on December 6, 1995, April 13, 1998, June 30, 1998 and May 24, 1999 (the
"Partnership Agreement"), the Partnership Agreement is hereby supplemented to establish a series of up to 100,000 preferred units of limited partnership interest of Reckson Operating Partnership, L.P. (the "Partnership") which shall be designated "Series F Junior Participating Preferred Units" having the rights, preferences, powers, privileges and restrictions, qualifications and limitations substantially similar to those granted to or imposed upon the Series C Junior Participating Preferred Stock, par value $.01 per share ("Series C Preferred Stock") of Reckson Associates Realty Corp. (the "Company") as set forth in the Articles Supplementary adopted the Company and filed with the Secretary of State of the State of Maryland which shall be issued to the Company.

         Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

         WHEREAS, the Partnership and American Stock Transfer & Trust Company ("Rights Agent") have entered into a Rights Agreement dated as of January 3, 2000 ("Partnership Rights Agreement");

         WHEREAS, concurrently with the entering into of Partnership Rights Agreement the Partnership shall declare and make a distribution to the holders of Class A Common Partnership Units of one Right for each Class A Common Partnership Unit held; and

         WHEREAS, pursuant to Section 4.2 of the Partnership Agreement, the Partnership desires to designate the Series F Junior Participating Preferred Units with substantially similar designation, preferences and other rights to the Series C Preferred Stock;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Designation   of  Series F  Junior  Participating  Preferred
                    Units.

         Pursuant to Section 4.2 of the Partnership Agreement, the Partnership hereby designates 100,000 additional partnership units which shall be the Series F Junior Participating Preferred Units. The Series F Junior Participating Preferred Units will have substantially the same designation, preferences and other rights of the Series C Preferred Stock, as specified in this amendment and in Exhibit I hereto.

         Section 2. Amendment to Partnership Agreement.

         Pursuant to Section 14.1.B(3) of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement as follows:

         (a) Article 1 of the Partnership Agreement is hereby amended by adding the following definition of "Series F Preferred Units":

         "Series F Preferred Units" means the units of limited partnership interest designated by the Partnership as of October 13, 2000, in connection with the designation of the Series C Preferred Stock by the Company.

         Section 3. Continuation of Partnership Agreement.

         The Partnership Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Supplement to the Partnership Agreement as of the 13th day of October, 2000.

                                       GENERAL PARTNER
                                       RECKSON ASSOCIATES REALTY CORP.

                                       By:  ____________________________________
                                             Name:
                                             Title:


                                       EXISTING LIMITED PARTNERS

                                       By:  Reckson Associates Realty Corp.,
                                             as Attorney-in-Fact for the Limited
                                             Partners

                                       By:  ____________________________________
                                             Name:
                                             Title:


                                       SERIES F JUNIOR PARTICIPATING
                                       PREFERRED UNIT HOLDER

                                       RECKSON ASSOCIATES REALTY CORP.

                                       By:  ____________________________________
                                              Name:
                                              Title:

                                    Exhibit I

         RECKSON OPERATING PARTNERSHIP, L.P. DESIGNATION OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING AND OTHER SPECIAL RIGHTS AND QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF THE SERIES F Junior Participating PREFERRED PARTNERSHIP UNITS.

         The following are the terms of the Series F Junior Participating Junior
Participating   Preferred   Partnership  Units  established   pursuant  to  this
Amendment:

            SERIES F JUNIOR PARTICIPATING PREFERRED PARTNERSHIP UNITS

         1. Designation and Number.

         A series of preferred units of the Partnership, designated the "Series F Junior Participating Preferred Units" (the "Series F Preferred Units") is hereby established. The number the Series F Preferred Units shall be 100,000. Such number of units may be increased or decreased at the discretion of the General Partner; provided, however, that no decrease shall reduce the number of Series C Preferred Units to a number less than that of the Series F Preferred Units then outstanding plus the number of Series C Preferred Units issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Partnership.

         2. Distributions.

            (a) The  holders of Series F  Preferred  Units  shall be entitled to receive, when, as and if declared by the General Partner out of funds legally available for the purpose, quarterly distributions payable in cash January 31, April 30, July 31 and October 31 in each year (each such date being referred to herein as a "Quarterly Distribution Payment Date"), commencing on the first Quarterly Distribution Payment Date after the first issuance (the "First Issuance") of a unit or fraction of a unit of Series F Preferred Units, in an amount per unit (rounded to the nearest cent) equal to the greater of (i) $10.00 and (ii) 1,000 times the aggregate per unit amount of all cash distributions and 1,000 times the aggregate per unit amount (payable in kind) of all non-cash distributions, other than a distribution payable in Class A Common Partnership Units or by way of a subdivision of the outstanding Class A Common Partnership Units, declared on the Class A Common Partnership Units, since the immediately preceding Quarterly Distribution Payment Date, or, with respect to the first Quarterly Distribution Payment Date, since the first issuance of any unit or fraction of a unit of Series F Preferred Units. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the outstanding Class A Common Partnership Units (by reclassification or otherwise than by payment of a distribution of Class A Common Partnership Units) into a greater or lesser number of Class A Common Partnership Units, then in each such case the amount to which holders of Series F Preferred Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

            (b) On or after the First Issuance, no distribution on Class A Common Partnership Units shall be declared unless concurrently therewith a distribution is declared on the Series F Preferred Units as provided in paragraph (a) above; and the declaration of any such distribution on the Class A Common Partnership Units shall be expressly conditioned upon payment or declaration of and provision for a distribution on the Series F Preferred Units as above provided. In the event no distribution shall have been declared on the Class A Common Partnership Units during the period between any Quarterly Distribution Payment Date and the next subsequent Quarterly Distribution Payment Date, a distribution of $10.00 per unit on the Series F Preferred Units shall nevertheless be payable on such subsequent Quarterly Distribution Payment Date.

                  (c) Whenever quarterly distributions or other distributions payable on the Series F Preferred Units as provided in paragraph (a) above are in arrears, thereafter and until all accrued and unpaid distributions, whether or not declared, on Series F Preferred Units outstanding shall have been paid in full, the Partnership shall not redeem or purchase or otherwise acquire for consideration units of any ranking junior (either as to distribution or upon liquidation, dissolution or winding up) to the Series F Preferred Units, provided that the Partnership may at any time redeem, purchase or otherwise acquire units of any such junior units in exchange for any units of the Partnership ranking junior (as to distributions and upon dissolution, liquidation or winding up) to the Series F Preferred Units.

                  (d) Distributions shall begin to accrue and be cumulative on outstanding Series F Preferred Units from the Quarterly Distribution Payment Date next preceding the date of issue of such Series F Preferred Units, unless the date of issue of such units is prior to the record date for the first Quarterly Distribution Payment Date, in which case distributions on such units shall begin to accrue from the date of issue of such units, or unless the date of issue is a Quarterly Distribution Payment Date or is a date after the record date for the determination of holders of Series F Preferred Units entitled to receive a quarterly distribution and before such Quarterly Distribution Payment Date, in either of which events such distributions shall begin to accrue and be cumulative from such Quarterly Distribution Payment Date. Accrued but unpaid distributions shall not bear interest. The General Partner may fix a record date for the determination of holders of Series F Preferred Units entitled to receive payment of a distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

         3. Dissolution, Liquidation and Winding Up.

         In the event of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Partnership (hereinafter referred to as a "Liquidation"), the holders of Series F Preferred Units shall be entitled to receive the greater of (a) $10.00 per unit, plus an amount equal to accrued and unpaid distributions thereon, whether or not declared, to the date of such payment and (b) the aggregate amount per unit equal to 1,000 times the aggregate amount to be distributed per unit to holders of Class A Common Partnership Units. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common

Partnership Units, or effect a subdivision or combination or consolidation of the outstanding Class A Common Partnership Units (by reclassification or otherwise than by way of distribution in Class A Common Partnership Units) into a greater or lesser number of Class A Common Partnership Units, then in each such case the aggregate amount to which holders of Series F Preferred Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

         4. Voting Rights.

         The holders of Series F Preferred Units shall have the following voting rights:

            (a) Each Series F Preferred Unit shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the unitholders of the Partnership. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the outstanding units of Class A Common Partnership Units (by reclassification or otherwise than by payment of a distribution in Class A Common Partnership Units) into a greater or lesser number of units of Class A Common Partnership Units, then in each such case the aggregate number of votes to which holders of Series F Preferred Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

            (b) Except as otherwise provided herein, or by law or the Partnership Agreement, the holders of Series F Preferred Units and the holders of Class A Common Partnership Units shall vote together as one class on all matters submitted to a vote of unitholders of the Partnership.

            (c) Except as otherwise set forth herein or required by law or the Partnership Agreement, holders of Series F Preferred Units shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class A Common Partnership Units as set forth herein) for the taking of any partnership action. No consent of the holders of outstanding Series F Preferred Units at any time outstanding shall be required in order to permit the General Partner to: (i) increase the number of authorized Series F Preferred Units or to decrease such number to a number not below the sum of the number of Series F Preferred Units then outstanding and the number of units with respect to which there are outstanding rights to purchase; or

(ii) issue preferred partnership units which are senior to the Series F Preferred Units, junior to the Series F Preferred Units or on a parity with the Series F Preferred Units.

         5. Consolidation, Merger, etc.

         In case the Partnership shall enter into any consolidation, merger, combination or other transaction in which the Class A Common Partnership Units are exchanged for or changed into other securities, cash and/or any other property, then in any such case each Series F Preferred Unit shall at the same time be similarly exchanged or changed into an amount per unit, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Class A Common Partnership Unit is changed or exchanged. In the event the Partnership shall at any time after the First Issuance declare or pay any distribution on the Class A Common Partnership Units payable in Class A Common Partnership Units, or effect a subdivision or combination or consolidation of the outstanding Class A Common Partnership Units (by reclassification or otherwise than by payment of a distribution in Class A Common Partnership Unit) into a greater or lesser number of Class A Common Partnership Units, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series F Preferred Units shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Class A Common Partnership Units outstanding immediately after such event and the denominator of which is the number of Class A Common Partnership Units that were outstanding immediately prior to such event.

         6. Redemption.

         The Series F Preferred Units shall not be redeemable.

         7. Conversion Rights.

         The Series F Preferred Units are not convertible into Class A Common Partnership Units or any other security of the Partnership.

         8. Ranking.

         The Series F Preferred Units shall rank junior to all other classes and series of the Partnership's Preferred Partnership Units as to payment of distributions and the distribution of assets, unless the terms of any such series shall provide otherwise.

                                                                       Exhibit B

                           (Form of Right Certificate)

Certificate No. R-_______                                         _______ Rights

NOT EXERCISABLE AFTER OCTOBER 13, 2010, UNLESS EXTENDED PRIOR THERETO BY THE GENERAL PARTNER OR EARLIER IF REDEEMED BY THE PARTNERSHIP. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE PARTNERSHIP, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY ARE NULL AND VOID.]*

                                Right Certificate

                       Reckson Operating Partnership, L.P.

         This certifies that ________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 13, 2000 (the "Rights Agreement"), between Reckson Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), and American Stock Transfer & Trust Company (the "Rights Agent"), to purchase from the Partnership at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City, New York time, on October 13, 2010 (unless the Rights evidenced hereby shall have been previously redeemed by the Partnership) at the office or offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a unit of Series F Preferred Unit (the "Preferred Units"), of the Partnership, at a purchase price of $84.44 per one one-

--------

* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

thousandth of Preferred Unit (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Unit which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 13, 2000 based on the Preferred Units as constituted at such date.

         Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or
(iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

         As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Unit or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

         This Right Certificate is subject to all of the terms, covenants and restrictions of the Rights Agreement, which terms, covenants and restrictions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Partnership and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Partnership and the office or offices of the Rights Agent.

         This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Units or other securities as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Partnership at a redemption price of $0.01 per Right (subject to adjustment as provided in the Rights Agreement) payable in cash.

         No fractional Preferred Units will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are one one-thousandth or integral multiples of one one-thousandth of a Preferred Unit, which may, at the election of the Partnership, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate shall be entitled to vote or receive distributions or be deemed for any purpose the holder of the Preferred Units or of any other securities of the Partnership which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a unitholder of the Partnership or any right to vote upon any matter submitted to unitholders at any meeting thereof, or to give or withhold consent to any partnership action, or to receive notice of meetings or other actions affecting unitholders (except as provided in the Rights Agreement), or to receive distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS  the  facsimile   signature  of  the  proper  officers  of  the
Partnership and its corporate seal.

[SEAL]

ATTEST:                                RECKSON OPERATING PARTNERSHIP,
                                       L.P.
                                       By:  Reckson Associates Realty Corp., its
                                            general partner

                                       By:______________________________________
                                           Name:
                                           Title:
Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Rights Agent

By:_____________________________
    Authorized Officer

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

         FOR VALUE RECEIVED_________________ hereby sells, assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________
                 (Please print name and address of transferee)

________________________________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Partnership, with full power of substitution.

Dated:  ____________, ____

                                    ____________________________________________
                                    Signature

Signature Guaranteed:

------------------------------------------------------

         The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

                                    ____________________________________________
                                    Signature

--------------------------------------------------------------------------------

                          FORM OF ELECTION TO PURCHASE

             (To be executed by the registered holder if such holder
                           desires to exercise Rights
                     represented by the Right Certificate.)

To the Rights Agent:

         The undersigned hereby irrevocably elects to exercise _________________ Rights represented by this Right Certificate to purchase the Preferred Units, Partnership Units or other securities issuable upon the exercise of such Rights and requests that certificates for such Preferred Units, Partnership Units or other securities be issued in the name of:

Please insert social security
or other identifying number  ___________________________________________________
________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________
If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number  ________________________________________________
________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

--------------------------------------------------------------------------------

Dated:  _______________, ____


                                                 -------------------------------

                                                  Signature

Signature Guaranteed:

--------------------------------------------------------------------------------

         The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

                                                 -------------------------------
                                                 Signature

--------------------------------------------------------------------------------
                                     NOTICE

         The signature on the foregoing Forms of Assignment and Election and certificates must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Partnership and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.